Exhibit 99

NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Patrick Brennan
Mayfield Village, Ohio 44143	(440)395-2370
http://www.progressive.com

PROGRESSIVE DISTRIBUTES JULY RESULTS
MAYFIELD VILLAGE, OHIO — August 15, 2007 — The Progressive Corporation today reported the following results for July 2007:

	July	July
(millions, except per share amounts and ratios)	2007	2006	Change
Net premiums written	$1,390.2	$1,427.7	(3)%
Net premiums earned	1,337.5	1,367.1	(2)%
Net income	118.5	148.8	(20)%
Per share	.16	.19	(14)%
Pretax net realized gains (losses) on securities	13.2	(6.0)	NM
Combined ratio	91.3	86.6	4.7 pts.
Average diluted equivalent shares	719.4	776.8	(7)%

NM = Not Meaningful

	July	July
(in thousands)	2007	2006	Change
Policies in Force:
Total Personal Auto	7,037.5	6,918.9	2%
Total Special Lines	3,120.2	2,897.0	8%
Total Commercial Auto	537.2	503.7	7%
Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines Businesses write insurance for private passenger automobiles and recreational vehicles. Our Commercial Auto Business writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses.
See the “Income Statements” and “Supplemental Information” for further month and year-to-date information.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENT
July 2007
(millions — except per share amounts)
(unaudited)

	Current
	Month	Comments on Monthly Results[1]
Net premiums written	$1,390.2

Revenues:
Net premiums earned	$1,337.5
Investment income	56.6
Net realized gains (losses) on securities	13.2
Service revenues	2.2

Total revenues	1,409.5

Expenses:
Losses and loss adjustment expenses	947.1
Policy acquisition costs	134.3
Other underwriting expenses	139.1
Investment expenses	1.0
Service expenses	2.0
Interest expense	11.6

Total expenses	1,235.1

Income before income taxes	174.4
Provision for income taxes	55.9

Net income	$118.5

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	711.9

Per share	$.17

Diluted:
Average shares outstanding	711.9
Net effect of dilutive stock-based compensation	7.5

Total equivalent shares	719.4

Per share	$.16

[1]	For a description of our reporting and accounting policies, see Note 1 to our 2006 audited consolidated financial statements included in our 2006 Shareholders’ Report, which can be found at www.progressive.com/annualreport.
The following table sets forth the investment results for the month:

Fully taxable equivalent total return:
Fixed-income securities	.7%
Common stocks	(3.1)%
Total portfolio	.1%

Pretax recurring investment book yield	4.5%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENTS
July 2007 Year-to-Date
(millions — except per share amounts)
(unaudited)

	Year-to-Date		%
	2007	2006	Change
Net premiums written	$8,595.6	$8,784.0	(2)

Revenues:
Net premiums earned	$8,340.5	$8,432.0	(1)
Investment income	387.5	365.6	6
Net realized gains (losses) on securities	29.9	(32.6)	NM
Service revenues	14.3	19.1	(25)

Total revenues	8,772.2	8,784.1	0

Expenses:
Losses and loss adjustment expenses	5,836.0	5,577.9	5
Policy acquisition costs	844.7	866.0	(2)
Other underwriting expenses	906.2	810.0	12
Investment expenses	8.4	6.8	24
Service expenses	11.9	15.2	(22)
Interest expense	51.0	46.0	11

Total expenses	7,658.2	7,321.9	5

Income before income taxes	1,114.0	1,462.2	(24)
Provision for income taxes	348.3	476.4	(27)

Net income	$765.7	$985.8	(22)

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	727.1	782.3	(7)

Per share	$1.05	$1.26	(16)

Diluted:
Average shares outstanding	727.1	782.3	(7)
Net effect of dilutive stock-based compensation	7.6	10.1	(25)

Total equivalent shares	734.7	792.4	(7)

Per share	$1.04	$1.24	(16)

NM = Not Meaningful
The following table sets forth the investment results for the year-to-date period:

	2007	2006
Fully taxable equivalent total return:
Fixed-income securities	2.8%	2.3%
Common stocks	4.2%	3.7%
Total portfolio	3.1%	2.5%

Pretax recurring investment book yield	4.7%	4.5%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
July 2007
($ in millions)
(unaudited)

	Current Month
				Commercial
	Personal Lines			Auto	Other	Companywide
	Agency	Direct	Total	Business[1]	Businesses[2]	Total
Net Premiums Written	$763.3	$449.9	$1,213.2	$173.8	$3.2	$1,390.2
% Growth in NPW	(4)%	0%	(2)%	(5)%	NM	(3)%
Net Premiums Earned	$735.5	$421.0	$1,156.5	$179.0	$2.0	$1,337.5
% Growth in NPE	(4)%	0%	(2)%	(1)%	NM	(2)%

GAAP Ratios
Loss/LAE ratio	71.0	70.6	70.8	71.4	NM	70.8
Expense ratio	20.6	21.0	20.8	18.0	NM	20.5

Combined ratio	91.6	91.6	91.6	89.4	NM	91.3

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$0
Current accident year						.2

Calendar year actuarial adjustment	$(1.5)	$(.2)	$(1.7)	$1.9	$0	$.2

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$0
All other development						(7.8)

Total development						$(7.8)

Calendar year loss/LAE ratio						70.8

Accident year loss/LAE ratio						70.2

Statutory Ratios
Loss/LAE ratio						70.8
Expense ratio						20.1

Combined ratio						90.9

NM = Not Meaningful

[1]	Lower expense ratio primarily reflects a reduction in the involuntary market assessment accrual.

[2]	Primarily includes professional liability insurance for community banks and Progressive’s run-off businesses. The other businesses generated an underwriting profit of $1.0 million for the month.

[3]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
July 2007 Year-to-Date
($ in millions)
(unaudited)

	Year-to-Date
				Commercial
	Personal Lines			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$4,715.7	$2,694.0	$7,409.7	$1,171.8	$14.1	$8,595.6
% Growth in NPW	(3)%	0%	(2)%	(3)%	NM	(2)%
Net Premiums Earned	$4,607.3	$2,614.7	$7,222.0	$1,105.7	$12.8	$8,340.5
% Growth in NPE	(3)%	1%	(1)%	1%	NM	(1)%

GAAP Ratios
Loss/LAE ratio	71.0	69.5	70.5	67.0	NM	70.0
Expense ratio	21.2	20.9	21.1	20.2	NM	21.0

Combined ratio	92.2	90.4	91.6	87.2	NM	91.0

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$33.7
Current accident year						(2.0)

Calendar year actuarial adjustment	$15.7	$10.4	$26.1	$5.9	$(.3)	$31.7

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$33.7
All other development						(82.3)

Total development						$(48.6)

Calendar year loss/LAE ratio						70.0

Accident year loss/LAE ratio						69.4

Statutory Ratios
Loss/LAE ratio						70.0
Expense ratio						20.7

Combined ratio						90.7

Statutory Surplus						$5,804.4

NM = Not Meaningful

	July	July
	2007	2006	Change

Policies in Force
(in thousands)
Agency — Auto	4,490.1	4,511.8	0%
Direct — Auto	2,547.4	2,407.1	6%
Special Lines[3]	3,120.2	2,897.0	8%

Total Personal Lines	10,157.7	9,815.9	3%

Commercial Auto Business	537.2	503.7	7%

[1]	The other businesses generated an underwriting profit of $2.4 million.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

[3]	Includes insurance for motorcycles, recreational vehicles, mobile homes, watercraft, snowmobiles and similar items, as well as a personal umbrella product.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions — except per share amounts)
(unaudited)

July
2007
CONDENSED GAAP BALANCE SHEET:[1]
Investments — Available-for-sale, at fair value:
Fixed maturities (amortized cost: $11,255.1)	$11,219.1
Equity securities:
Preferred stocks[2] (cost: $2,161.3)	2,138.2
Common equities (cost: $1,492.6)	2,446.5
Short-term investments (amortized cost: $2,444.5)	2,444.5

Total investments[3]	18,248.3
Net premiums receivable	2,634.7
Deferred acquisition costs	466.7
Other assets	1,801.6

Total assets	$23,151.3

Unearned premiums	$4,584.5
Loss and loss adjustment expense reserves	5,874.3
Dividend payable	1,429.4
Other liabilities[3]	3,693.1
Debt	2,173.2
Shareholders’ equity	5,396.8

Total liabilities and shareholders’ equity	$23,151.3

Common Shares outstanding	714.7
Shares repurchased — July	9.5
Average cost per share	$22.37
Book value per share	$7.55
Trailing 12-month return on average shareholders’ equity	21.4%
Net unrealized pretax gains on investments	$896.6
Increase (decrease) from June 2007	$(54.4)
Increase (decrease) from December 2006	$(21.6)
Debt-to-total capital ratio	28.7%
Fixed-income portfolio duration	3.3 years
Weighted average credit quality	AA
Year-to-date Gainshare factor	.80

[1]	Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $319.2 million.

[2]	As of July 31, 2007, we held certain hybrid securities and recognized a change in fair value of $1.8 million as realized loss during the period we held these securities.

[3]	Includes repurchase commitment transactions of $2,022.9 million and net unsettled security transactions of $41.1 million.

Monthly Commentary
•	The Company has no additional commentary regarding July’s results.
About Progressive
The Progressive Group of Insurance Companies, in business since 1937, is the country’s third largest auto insurance group and largest seller of motorcycle and personal watercraft policies based on premiums written, and is a market leader in commercial auto insurance.
Progressive is committed to becoming consumers’ #1 choice for auto insurance by providing competitive products and rates that meet drivers’ needs throughout their lifetimes, superior online and in-person customer service, and best-in-class, 24-hour claims service, including our concierge level of claims service available at service centers located in major metropolitan areas throughout the United States.
Progressive companies offer consumers choices in how to shop for, buy and manage their auto insurance policies. The Agency Business sells Progressive Drive Insurance private passenger auto insurance through more than 30,000 independent agencies. To find an agent, go to www.progressive.com. The Direct Business sells Progressive Direct® private passenger auto insurance online at www.progressive.com and by phone at 1-800-PROGRESSIVE. Both businesses also offer Progressive’s other insurance products, including Progressive Commercial, Progressive Motorcycle and Progressive Boat, etc. Each business makes independent decisions about private passenger auto insurance product design and pricing. Progressive and Drive are registered trademarks.
The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, are publicly traded at NYSE:PGR. For more information, including a guide to interpreting the monthly reporting package, visit www.progressive.com.
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the accuracy and adequacy of our pricing and loss reserving methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against us; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems) and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Reported results, therefore, may appear to be volatile in certain accounting periods.